--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

Alliance All-Market
Advantage Fund

Annual Report
September 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 21, 2001

Dear Shareholder:

This report provides the investment results, market activity and outlook for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO," for the annual reporting period ended September 30, 2001.

Investment Objective and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of the Advisor's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely researched, high-quality companies that, in the judgment of the Advisor, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks.

Investment Results

The following table provides performance data for the Fund's benchmark, the Russell 1000 Growth Index, as well as the Standard & Poor's (S&P) 500 Stock Index for the six- and 12-month periods ended September 30, 2001.

INVESTMENT RESULTS*
Periods Ended September 30, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance All-Market Advantage Fund (NAV)                  -10.88%        -41.76%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                 -12.63%        -45.64%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                        -9.68%        -26.61%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of September 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

      Additional investment results appear on pages 7-9.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

For both the six- and 12-month periods ended September 30, 2001, the main reasons for the Fund's outperformance versus its benchmark, the Russell 1000 Growth Index, were the Fund's relative underweighting in technology holdings and overweighting in financial holdings.

During the most recent six-month period, the Fund's technology weighting was between 10% and 20% versus the benchmark's weighting of approximately 30%. The Fund was underweight in technology stocks due to the sector's prevalent falling end demand, high inventory levels, high valuations and little visibility or confidence in earnings. Nokia Corp., Microsoft Corp. and Electronic Data Systems Corp. were among the Fund's largest technology holdings.

The Fund's financial weighting was between 15% and 25%, versus a single-digit weighting for the benchmark. The Fund was overweight in financial stocks because of our high confidence in the sector's ability to generate on average 12% to 15% earnings per share (EPS) growth coupled with very attractive valuations at 25% to 50% discounts to the valuations of the S&P 500 Stock Index. The Fund's top holdings in the financial sector during the six-month period included Citigroup Inc., MBNA Corp., Fannie Mae and Household International, Inc. A good example of the Fund's investment philosophy of marrying prospective fundamentals with valuations is MBNA Corp. This particular stock is expected to grow EPS by 20% annually for the next few years, and currently trades at a 35% discount to the valuations of the S&P 500 Stock Index.

Some of the Fund's top performing holdings during the past six months were UnitedHealth Group, Inc., Tyco International Ltd., Tenet Healthcare Corp., Johnson & Johnson and Baxter International, Inc. Four of these stocks are related to health care, the Fund's third largest sector weighting. The health care sector is typically considered defensive and performs well during times of recession, which many people believe we are either already in or heading towards.

Specifically, UnitedHealth Group, Inc. (an HMO) and Tenet Healthcare Corp. (a hospital company) benefited from the aging population in the U.S., and also from an ability to increase premiums faster than their costs. As the average age of Americans increases, the need for more health care services rises. Johnson & Johnson benefited from introducing a new product, specifically a drug-coated stent that reduces restenosis (re-narrowing of the artery). Baxter International, Inc. benefited from strong demand for their bioscience drugs along with competitors' manufacturing difficulties. Tyco International Ltd. also performed well on a relative basis by maintaining their earnings estimates for the year. Despite having difficulties in the electronics and undersea cable businesses, Tyco International Ltd. has been able to maintain earnings estimates due to strong performance in their health care and their fire and securities divisions.

Some of the Fund's large holdings that detracted from performance during the most recent six months were Kohl's Corp., Nokia Corp., General Electric Capital Corp., Pharmacia Corp. and MBNA Corp. Only Pharmacia Corp. has been eliminated from the Fund's


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

portfolio. We believe the fundamentals of the other four securities are intact and, consequently, we will continue to hold them in the Fund's portfolio.

As previously mentioned, the Fund's outperformance versus the benchmark during the 12-month period was a result of its relative underweight position in the technology sector and overweight position in the financial sector. Some of the Fund's best performing stocks during the 12-month period were three financial stocks (Fannie Mae, Freddie Mac and MBNA Corp.), one pharmaceutical stock (Pfizer, Inc.), one technology stock (Microsoft Corp.), one retail company (Kohl's Corp.), and one multi-industry company (Tyco International Ltd.). The Fund's worst performing stocks were mainly in the technology sector. Cisco Systems, Inc. and Nokia Corp. were two large holdings that were down over 60%. Smaller holdings in JDS Uniphase Corp., Juniper Networks, Inc., EMC Corp., Micron Technology, Inc., Nortel Networks Corp., Sun Microsystems, Inc. and Amdocs Ltd. also negatively impacted the Fund's returns.

The Year in Review

The year can best be described as weak fundamentals triumphing over monetary and fiscal stimuli. During the 12-month period under review, U.S. equities declined as investor concerns focused on U.S. economic deceleration and technology sector demand/overcapacity issues. The gross domestic product (GDP) fell from 6% in the June 2000 quarter to -1% in the September 2001 quarter. The corporate/manufacturing sectors are in a recession and it appears that weakness in consumer spending will lead the overall economy into a recession by December 2001. Corporate earnings plummeted throughout the year, which led to lower equity valuations. While our absolute performance during the year was disappointing, the Fund's performance versus its benchmark remained favorable.

The year was full of uncertainty, as investors hoping for an economic recovery were disappointed. Short-term rallies in the market were followed by new lows in the market. While we braced for a difficult year by underweighting aggressive sectors such as technology and investing in defensive sectors such as health care, several of our individual holdings still proved disappointing.

In the technology sector, Cisco Systems, Inc., which was down 75% for the year, disappointed investors as its customers slowed capital expenditures. The buildup in telecommunications infrastructure was not met with a comparable increase in usage. Time will take care of this imbalance. We feel Cisco Systems, Inc. will still be a long-term winner. Nokia Corp., which was down 60%, struggled as handset demand slowed due to economic weakness. Also, lower subsidies by the wireless operators and the slow rollout of data services curbed new subscriber growth. We still believe Nokia Corp. is the best-positioned wireless company that will be able to take advantage of the inevitable rollout of data services. Nokia Corp. continues to set themselves apart from all their competitors on most financial metrics. Given a better economy, Nokia Corp. should resume its 20% annual growth.

In the health care sector, surprisingly, several of our defensive pharmaceutical companies that were supposed to


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

hold up well in a weak market disappointed our expectations. Pharmacia Corp. did not get certain new drug approvals, and Schering-Plough Corp. had manufacturing issues. Offsetting some of the weakness in pharmaceuticals was strength in the health care service sector, specifically UnitedHealth Group, Inc., Tenet Healthcare Corp. and Cardinal Health, Inc. These companies benefited from the aging population in the U.S. Also, these companies were able to deliver favorable earnings due to weaker competition than in years past.

The Fund's investment philosophy is to marry future fundamentals with current stock price. Two of the Fund's largest holdings exemplify this philosophy. Pfizer, Inc. is the fastest growing large-cap pharmaceutical name. It is expected to grow EPS by 20% annually for the next few years. For that growth, investors must pay only 25 times year 2002 EPS, or a 10% premium to the market. Our second largest holding, Tyco International Ltd., is a well-managed conglomerate that should grow EPS 20% annually for the next two years, most likely from a combination of 15% organic growth and 5% from acquisitions. The stock trades at 13 times year 2002 EPS, or a 40% discount to the market.

The market normally grows earnings 7% annually. The fact that the market is willing to offer investors such attractively priced growth stocks gives us confidence in the Fund's current portfolio. Only time will tell if we are correct, but history has shown that stock prices typically will follow their fundamentals. If we are right about the fundamentals, the stock price should take care of itself.

Market Environment and Outlook

While the tragic events of September 11 did indeed negatively impact the stock market, as a result of the event, considerable monetary and fiscal stimuli will be injected into the pipeline of the U.S. economy. Expectations of additional rate cuts from the Federal Reserve by year-end lead us to believe that a recovery, though delayed, will occur.

In the near term, consumer spending will likely continue to be fragile and negatively impacted by additional layoffs and the uncertainty of the ongoing military action. We can expect corporate profits to suffer in the near term. In addition, market volatility will likely vacillate until investors gain some level of comfort regarding the scope and duration of the U.S. military action. Lower third quarter estimates for many companies were expected prior to September 11, and we will carefully differentiate to what degree the attacks will exacerbate these profit figures further. The possibility for a global recession remains cloudy and future events at this point are clearly unpredictable. However, we place emphasis on the structure of the market and economic status prior to the tragic events. We expect any negative impact from events of September 11 to take effect on the market in the shorter-term, possibly pushing our economy into a recession sooner. However, due to the large monetary and fiscal stimuli, our economy will probably recover sooner and faster than initially anticipated.


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Portfolio Strategy

As we began the month of September, we emphasized a defensive posture in the Fund's portfolio. We did this in anticipation of mildly increasing our aggressiveness on individual names as economic indicators or company prospects improved. This was evidenced by our higher conviction in the financial services, health care, pharmaceuticals and consumer services sectors. We had structured the portfolio with attractively priced securities exhibiting several characteristics: those with clearer forward visibility and those in which we had the highest confidence in their ability to generate low-teens to 20% rates of earnings growth. Currently, we are maintaining this principle.

Over the next several weeks and months, we expect to continue to slightly increase the degree of aggressiveness in the Fund's portfolio on a stock-by-stock basis where we are comfortable with the quality of each stock's fundamentals. The foundation for Alliance Capital's large-cap growth philosophy is that successful investing is derived from the correct marriage of fundamentals and price--one that has endured numerous types of market cycles over the past 23 years. We intend to continue applying this philosophy to our investment process during this tumultuous and historic period.

We currently have the Fund's portfolio structured with a 100% to 105% net long position (within an 80% to 120% range). This is up from 90% to 95% net long at the end of August 2001 on the belief that valuations have corrected significantly, cash is on the sidelines and fiscal and monetary policy should start to work in the first half of 2002. We will become more aggressive when we sense a bottom to current worldwide fundamentals.

At the end of September, the Fund's gross long portfolio had a weighted average price-to-earnings (P/E) multiple of 21x year 2002 EPS for a 3-year projected EPS growth rate of 18%. These metrics compare favorably to the S&P 500 Stock Index's valuation of 22x year 2002 EPS and a 3-year growth rate of 7% annually. We believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (at least twice the market's growth rate) for a slight discount to the market's valuation.

Quarterly Distribution

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

During the 12-month period ended September 30, 2001, the Fund paid four distributions totaling $7.122 per share. The Fund's net asset value (NAV) ended the period at $19.68 per share.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President

[PHOTO]        John D. Carifa

[PHOTO]        Alfred Harrison

[PHOTO]        Michael J. Reilly

Portfolio managers Alfred Harrison and Michael J. Reilly have 52 years of combined investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 9/30/01

[The following table was depicted as a mountain chart in the printed material.]

Alliance All-Market Advantage Fund (NAV):      $26,802
S&P 500 Stock Index:                           $25,775
Russell 1000 Growth Index:                     $22,190

This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/30/94 to 9/30/01) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance All-Market Advantage Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* Closest month-end after Fund's inception date of 11/4/94.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                               [BAR CHART OMITTED]

       Alliance All-Market Advantage Fund (NAV)--Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                           Alliance All-Market          Russell 1000
                          Advantage Fund (NAV)          Growth Index
--------------------------------------------------------------------------------
      9/30/95*                    28.60%                    29.14%
      9/30/96                      8.10%                    21.40%
      9/30/97                     65.66%                    36.30%
      9/30/98                     12.49%                    11.11%
      9/30/99                     42.20%                    34.85%
      9/30/00                     20.17%                    23.43%
      9/30/01                    -41.76%                   -45.64%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* The Fund's return for the period ended 9/30/95 is from the Fund's inception date of 11/4/94 through 9/30/95. The benchmark's return for the period ended 9/30/95 is from 10/31/94 through 9/30/95.


--------------------------------------------------------------------------------
8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2001

INCEPTION DATE                PORTFOLIO STATISTICS
11/4/94                       Net Assets ($mil): $71.2

SECTOR BREAKDOWN

 25.2% Finance
 20.7% Consumer Services
 15.3% Health Care                        [PIE CHART OMITTED]
 12.5% Technology
  6.2% Capital Goods
  6.1% Multi-Industry Companies
  4.6% Consumer Staples
  0.6% Energy

  8.8% Short-Term

All data is as of September 30, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
September 30, 2001

                                                                      Percent of
Company                                      U.S. $ Value             Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                   $  5,016,781                 7.0%
--------------------------------------------------------------------------------
General Electric Co.                            4,434,240                 6.2
--------------------------------------------------------------------------------
Tyco International Ltd.                         4,413,591                 6.2
--------------------------------------------------------------------------------
Citigroup Inc.                                  3,908,250                 5.5
--------------------------------------------------------------------------------
Fannie Mae                                      3,626,718                 5.1
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                        2,959,250                 4.2
--------------------------------------------------------------------------------
Microsoft Corp.                                 2,686,425                 3.8
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                   2,539,278                 3.6
--------------------------------------------------------------------------------
Kohl's Corp.                                    2,505,600                 3.5
--------------------------------------------------------------------------------
Home Depot, Inc.                                2,240,808                 3.1
--------------------------------------------------------------------------------
                                             $ 34,330,941                48.2%


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2001

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-89.4%

Finance-25.5%
Banking - Money Center-5.5%
Citigroup, Inc.(a) ..............................         96,500     $ 3,908,250
                                                                     -----------
Brokerage & Money Management-2.7%
Goldman Sachs Group, Inc. .......................         12,700         906,145
Merrill Lynch & Co., Inc. .......................         25,400       1,031,240
                                                                     -----------
                                                                       1,937,385
                                                                     -----------
Insurance-2.3%
American International Group, Inc. ..............         20,800       1,622,400
                                                                     -----------
Mortgage Banking-5.1%
Fannie Mae ......................................         45,300       3,626,718
                                                                     -----------
Miscellaneous-9.9%
Household International, Inc. ...................         36,400       2,052,232
MBNA Corp. ......................................        165,625       5,016,781
                                                                     -----------
                                                                       7,069,013
                                                                     -----------
                                                                      18,163,766
                                                                     -----------
Consumer Services-20.8%
Broadcasting & Cable-6.5%
AOL Time Warner, Inc.(b) ........................         65,200       2,158,120
Comcast Corp. Special Cl. A(b) ..................         21,400         767,618
Liberty Media Corp. Cl. A(b) ....................         50,000         635,000
Viacom, Inc. Cl. B(b) ...........................         31,541       1,088,165
                                                                     -----------
                                                                       4,648,903
                                                                     -----------
Cellular Communications-4.4%
AT&T Wireless Services, Inc.(b) .................        142,400       2,127,456
Sprint Corp. (PCS Group)(b) .....................         30,100         791,329
Vodafone Group Plc. (ADR) (United Kingdom) ......         10,100         221,796
                                                                     -----------
                                                                       3,140,581
                                                                     -----------
Entertainment & Leisure-0.9%
Harley-Davidson, Inc. ...........................         15,200         615,600
                                                                     -----------

Retail - General Merchandise-9.0%
Home Depot, Inc.(a) .............................         58,400       2,240,808
Kohl's Corp.(b) .................................         52,200       2,505,600
Target Corp. ....................................         29,700         942,975
Wal-Mart Stores, Inc. ...........................         13,700         678,150
                                                                     -----------
                                                                       6,367,533
                                                                     -----------
                                                                      14,772,617
                                                                     -----------


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

Healthcare-13.2%
Drugs-2.2%
American Home Products Corp. ..................            800        $   46,600
Pfizer, Inc. ..................................         10,400           417,040
Schering-Plough Corp. .........................         29,700         1,101,870
                                                                      ----------
                                                                       1,565,510
                                                                      ----------
Medical Products-2.7%
Baxter International, Inc. ....................         14,300           787,215
Johnson & Johnson .............................          7,200           398,880
Medtronic, Inc. ...............................         16,000           696,000
                                                                      ----------
                                                                       1,882,095
                                                                      ----------
Medical Services-8.3%
Cardinal Health, Inc. .........................         15,900         1,175,805
Health Management Associates, Inc.(b) .........         42,900           890,604
Tenet Healthcare Corp.(b) .....................         15,300           912,645
UnitedHealth Group, Inc. ......................         44,500         2,959,250
                                                                      ----------
                                                                       5,938,304
                                                                      ----------
                                                                       9,385,909
                                                                      ----------
Technology-12.7%
Communication Equipment-2.9%
Nokia Corp. (ADR) (Finland) ...................        130,800         2,047,020
                                                                      ----------

Computer Hardware-0.6%
Dell Computer Corp.(b) ........................         11,300           209,389
Sun Microsystems, Inc.(b) .....................         25,600           211,712
                                                                      ----------
                                                                         421,101
                                                                      ----------
Computer Services-4.4%
Electronic Data Systems Corp. .................         44,100         2,539,278
First Data Corp. ..............................         10,100           588,426
                                                                      ----------
                                                                       3,127,704
                                                                      ----------
Computer Software-4.1%
Microsoft Corp.(a)(b) .........................         52,500         2,686,425
VERITAS Software Corp.(b) .....................         14,700           271,068
                                                                      ----------
                                                                       2,957,493
                                                                      ----------
Networking Software-0.7%
Cisco Systems, Inc.(b) ........................         38,200           465,276
Juniper Networks, Inc.(b) .....................          3,700            35,890
                                                                      ----------
                                                                         501,166
                                                                      ----------
                                                                       9,054,484
                                                                      ----------
Capital Goods-6.2%
Electrical Equipment-6.2%
General Electric Co. ..........................        119,200         4,434,240
                                                                      ----------

Multi-Industry-6.2%
Tyco International Ltd. .......................         97,002         4,413,591
                                                                      ----------


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares,
                                               Contracts(c) or
                                                     Principal
                                                        Amount
Company                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------

Consumer Staples-4.2%
Beverages-0.6%
Anheuser-Busch Cos., Inc. ...................           10,900      $   456,492
                                                                    -----------

Food-0.5%
Wrigley (Wm.) Jr. Co. .......................            6,300          323,190
                                                                    -----------

Retail - Food & Drug-2.5%
Walgreen Co. ................................           51,400        1,769,702
                                                                    -----------

Tobacco-0.6%
Philip Morris Cos., Inc. ....................            9,400          453,926
                                                                    -----------
                                                                      3,003,310
                                                                    -----------
Energy-0.6%
International-0.6%
BP Plc. (ADR) (United Kingdom) ..............            8,400          413,028
                                                                    -----------

Total Common Stocks
   (cost $60,201,287) .......................                        63,640,945
                                                                    -----------

Call Options Purchased-2.9%(b)
Pfizer, Inc.
   expiring Jan '02 @ $30 ...................            1,193        1,228,790
Pharmacia Corp.
   expiring Jan '02 @ $30 ...................              402          430,140
Philip Morris Cos.
   expiring Jan '02 @ $25 ...................              130          304,200
Vodafone Group Plc. ADR
   expiring Jan '02 @ $20 ...................              350          129,500
                                                                    -----------
Total Call Options Purchased
   (cost $3,691,528) ........................                         2,092,630
                                                                    -----------

SHORT TERM INVESTMENT-8.9%
Commercial Paper-8.9%
American Express
   3.35%, 10/01/01
   (amortized cost $6,347,000) ..............         $  6,347        6,347,000
                                                                    -----------

Total Investments-101.2%
   (cost $70,239,815) .......................                        72,080,575
                                                                    -----------

SECURITIES SOLD SHORT-(2.0%)
Consumer Services-(0.5%)
Entertainment & Leisure - (0.3%)
Carnival Corp. ..............................           10,300         (226,806)
                                                                    -----------

Retail - General Merchandise-(0.1%)
Amazon.com, Inc.(b) .........................           15,600          (93,132)
                                                                    -----------


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                   Shares   U.S. $ Value
-------------------------------------------------------------------------------

Restaurants & Lodging-(0.1%)
California Pizza Kitchen, Inc.(b) .............            2,500   $    (39,600)
                                                                   ------------
                                                                       (359,538)
                                                                   ------------
Technology-(0.5%)
Semiconductor Components-(0.5%)
Advanced Micro Devices, Inc.(b) ...............           40,200       (327,630)
                                                                   ------------

Finance-(0.4%)
Brokerage & Money Management-(0.4%)
Amex Financial Select Sponsored SPDR ..........           12,400       (306,032)
                                                                   ------------

Consumer Staples-(0.3%)
Miscellaneous-(0.3%)
Fastenal Co. ..................................            4,100       (233,618)
                                                                   ------------

Utilities-(0.3%)
Telephone Utility-(0.3%)
Broadwing, Inc.(b) ............................           13,100       (210,648)
                                                                   ------------

Total Securities Sold Short
   (proceeds $1,530,568) ......................                      (1,437,466)
                                                                   ------------

Total Investments, Net of Securities Sold
   Short-99.2%
   (cost $68,709,247) .........................                      70,643,109
Other assets less liabilities-0.8% ............                         537,087
                                                                   ------------

Net Assets-100% ...............................                    $ 71,180,196
                                                                   ============

(a) Securities, or a portion thereof, have been segregated to collateralize open short sales. These collaterals have a total market value of approximately $2,891,595.

(b)   Non-income producing security.

(c)   One contract relates to 100 shares unless otherwise indicated.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2001

Assets
Investments in securities, at value (cost $70,239,815) .......     $ 72,080,575
Cash .........................................................          289,365
Receivable for investment securities sold ....................        5,357,186
Dividends receivable .........................................           46,849
                                                                   ------------
Total assets .................................................       77,773,975
                                                                   ------------
Liabilities
Securities sold short, at value (proceeds $1,530,568) ........        1,437,466
Payable for investment securities purchased ..................        2,616,749
Dividend payable .............................................        2,177,160
Advisory fee payable .........................................           97,161
Administration payable .......................................           24,053
Payable for variation margin on futures contracts ............           11,685
Accrued expenses and other liabilities .......................          229,505
                                                                   ------------
Total liabilities ............................................        6,593,779
                                                                   ------------
Net Assets ...................................................     $ 71,180,196
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     36,165
Additional paid-in capital ...................................       83,267,856
Accumulated net realized loss on investments, short sales,
   futures and written option transactions ...................      (14,057,687)
Net unrealized appreciation of investments and short sales ...        1,933,862
                                                                   ------------
                                                                   $ 71,180,196
                                                                   ============
Net Asset Value Per Share
   (based on 3,616,545 shares outstanding) ...................           $19.68
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2001

Investment Income
Interest ........................................    $  541,067
Dividends (net of foreign taxes
   withheld of $10,132) .........................       472,980    $  1,014,047
                                                     ----------
Expenses
Advisory fee ....................................     1,848,618
Administrative ..................................       253,457
Custodian .......................................       131,007
Shareholder servicing ...........................       101,972
Audit and legal .................................        63,249
Printing ........................................        44,521
Directors' fees and expenses ....................        35,859
Registration ....................................        29,869
Transfer agency .................................         8,853
Miscellaneous ...................................         5,390
                                                     ----------
Total expenses ..................................                     2,522,795
                                                                   ------------
Net investment loss .............................                    (1,508,748)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments, Short Sales, Foreign Currency,
Futures and Written Option Transactions
Net realized gain on written option
   transactions .................................                     1,792,789
Net realized gain on short sale transactions ....                       320,464
Net realized gain on futures transactions .......                       120,903
Net realized loss on foreign currency
   transactions .................................                          (200)
Net realized loss on long transactions ..........                    (8,352,047)
Net change in unrealized appreciation/
   depreciation of investments, short sales,
   options written and foreign currency .........                   (49,117,184)
                                                                   ------------
Net loss on investment and foreign currency
   transactions .................................                   (55,235,275)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...................................                  $(56,744,023)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                September 30,     September 30,
                                                    2001              2000
                                                =============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................    $  (1,508,748)    $  (3,205,103)
Net realized gain (loss) on investment,
   short sale, written option, futures and
   foreign currency transactions ...........       (6,118,091)       31,488,425
Net change in unrealized appreciation/
   depreciation of investments, futures and
   options written .........................      (49,117,184)         (101,138)
                                                -------------     -------------
Net increase (decrease) in net assets from
   operations ..............................      (56,744,023)       28,182,184
Distributions to Shareholders from:
Net realized gain on investments ...........      (12,624,243)      (26,585,936)
Distributions in excess of net realized gain
   on investments ..........................       (7,502,854)               -0-
Tax return of capital ......................       (5,392,506)               -0-
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of common stock ................        1,328,770                -0-
                                                -------------     -------------
Total increase (decrease) ..................      (80,934,856)        1,596,248
Net Assets
Beginning of period ........................      152,115,052       150,518,804
                                                -------------     -------------
End of period ..............................    $  71,180,196     $ 152,115,052
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net investment loss and tax return of capital resulted in a decrease in undistributed net investment loss, additional paid-in capital, and accumulated net realized loss on investments, short sales, futures, and written option transactions. This reclassification had no effect on net assets.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus .55% based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Prior to August 1, 2001, the monthly Basic Fee was determined at an annualized rate of 1.50% of the Fund's average weekly net assets and an adjustment to the Basic Fee of plus or minus .30%. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the year ended September 30, 2001, the fee as adjusted, amounted to 1.80% of the Fund's average net assets.

The Fund paid the Administrator $253,457 for the year ended September 30, 2001 pursuant to the Administration Agreement. Prior to August 1, 2001, the Administrator was paid a monthly fee at an annual rate of .25 of 1% of the Fund's weekly average net assets. Commencing August 1, 2001 the monthly administration fee has been eliminated and the Administrator is now reimbursed at cost for the provision of administrative services under the Administration Agreement.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS") (formerly, Alliance Fund Services, Inc.), an affiliate of the Investment Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,536 during the year ended September 30, 2001.

Under the terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine-Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 2001 amounted to $578,147. For the period from October 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to September 30, 2001, brokerage commissions in the amount of $11,931 was paid to SCB.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $276,236,209 and $279,516,317, respectively, for the year ended September 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 2001.

At September 30, 2001, the cost of investments for federal income tax purposes was $72,358,144. Accordingly, gross unrealized appreciation of investments was $6,688,805 and gross unrealized depreciation of investments was $6,966,374 resulting in net unrealized depreciation of $277,569 (excluding foreign currency transactions, short sales and options written).

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $9,175,018 during the fiscal year 2001. To the extent that the carryover losses are used to offset future capital gain, it is probable that gain will not be distributed to shareholders.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At September 30, 2001, the Fund did not have any outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are ac-


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

counted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.

Transactions in options written for the year ended September 30, 2001 were as follows:

                                                  Number
                                               of Contracts         Premiums
                                               ============       =============
Options outstanding at beginning
   of year ................................           1,339       $   1,478,698
Options written ...........................           7,197           6,225,328
Options terminated in closing purchase
   transactions ...........................          (8,418)         (7,673,944)
Options expired ...........................            (117)            (29,623)
Options exercised .........................              (1)               (459)
                                               ------------       -------------
Options outstanding at
   September 30, 2001 .....................              -0-      $          -0-
                                               ------------       -------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized. During the year ended September 30, 2001, there were 43,791 shares issued in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                    Year Ended September 30,
                                            -----------------------------------------------------------------------
                                               2001         2000            1999            1998            1997
                                            -----------------------------------------------------------------------
Net asset value,
  beginning of period ..............        $ 42.58      $  42.13         $  32.52         $ 33.72        $ 22.19
                                            -----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ................           (.42)(a)      (.90)            (.84)(a)        (.77)          (.58)
Net realized and unrealized
  gain (loss) on investment
  transactions .....................         (15.36)         8.79            17.26            4.73          14.40
                                            -----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................         (15.78)         7.89            16.42            3.96          13.82
                                            -----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...................          (3.52)        (7.44)           (4.26)          (5.16)         (2.29)
Tax return of capital ..............          (1.51)           -0-              -0-             -0-            -0-
Distribution in excess of
  net realized gain ................          (2.09)           -0-              -0-             -0-            -0-
                                            -----------------------------------------------------------------------
Total distributions ................          (7.12)        (7.44)           (4.26)          (5.16)         (2.29)
                                            -----------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights
  offering .........................             -0-           -0-           (2.41)             -0-            -0-
Offering costs charged to
  additional paid-in capital .......             -0-           -0-            (.14)             -0-            -0-
                                            -----------------------------------------------------------------------
Total capital share
  transactions .....................             -0-           -0-           (2.55)             -0-            -0-
                                            -----------------------------------------------------------------------
Net asset value,
  end of period ....................        $ 19.68      $  42.58         $  42.13         $ 32.52        $ 33.72
                                            -----------------------------------------------------------------------
Market value,
  end of period ....................        $ 19.90      $ 41.063         $ 38.688         $36.875        $31.188
                                            =======================================================================
Total Return
Total investment return
  based on:(b)
  Market value .....................         (38.96)%       26.32%           15.45%          37.40%         79.27%
  Net asset value ..................         (41.76)%       20.17%           42.20%          12.49%         65.66%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................        $71,180      $152,115         $150,519         $81,552        $84,477
Ratio of expenses to average
  net assets .......................           2.45%         2.24%            2.39%           2.57%          2.48%
Ratio of expenses to average
  net assets excluding
  interest expense .................           2.45%         2.23%(c)         2.39%(c)        2.52%(c)       2.43%(c)
Ratio of net investment loss
  to average net assets .... .......          (1.47)%       (1.91)%          (1.97)%         (2.18)%        (2.07)%
Portfolio turnover rate ............            311%          157%             110%             96%           105%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Net of interest expense on short sales as follows: (see Note C)

                                            Year Ended September 30,
                             ---------------------------------------------------
                               2000         1999         1998         1997
                             ---------------------------------------------------
                              .004%        .003%         .05%         .05%


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors
and Shareholders of Alliance
All-Market Advantage Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 15, 2001

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $22,108,623 of long term capital gain distributions during the fiscal year ended September 30, 2001 subject to maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns was included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 29

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
30 o ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTES


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Alliance All-Market Advantage Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AMAAR901